Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amendment No. 1 to Annual Report on Form 10-K of InterCloud Systems, Inc. for the year ended December 31, 2012 (the “Report”) , I, Daniel Sullivan, Chief Financial Officer of InterCloud Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of InterCloud Systems, Inc.

Date: October 16, 2013	By:	/s/ Daniel Sullivan
Daniel Sullivan
Chief Financial Officer